REGISTERED $__________

No. R-___ CUSIP NO. __________

Unless this Class A Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Household Credit Card Master Note Trust I or its agent for registration of transfer, exchange or payment, and any note issued is registered in the name of CEDE & CO. or in such other name as is requested by an authorized representative of DTC (and any payment is made to CEDE & CO. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, CEDE & CO., has an interest herein.

HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I, SERIES 2001-2

FORM OF CLASS A SERIES 2001-2 FLOATING RATE ASSET BACKED NOTE

Wilmington Trust Company, acting not in its individual capacity, but solely as owner trustee of Household Credit Card Master Note Trust I (herein referred to as the "Issuer" or the "Trust"), a Delaware common law trust governed by an Amended and Restated Trust Agreement dated as of November 16, 2000, for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, the principal sum of $500,000,000, on the Series 2001-2 Final Maturity Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class A Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this Class A Note to be duly executed.

WILMINGTON TRUST COMPANY,
not in its individual capacity, but solely
as Owner Trustee on behalf of the
HOUSEHOLD CREDIT CARD MASTER
NOTE TRUST I

By:

Name:

Title:

Dated: June 20, 2001

INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes described in the within-mentioned Indenture.

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,

as Indenture Trustee

By:

Authorized Signatory

HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I, SERIES 2001-2

CLASS A SERIES 2001-2 FLOATING RATE ASSET BACKED NOTE

Summary of Terms and Conditions

This Class A Note is one of a duly authorized issue of Notes of the Issuer, designated as Household Credit Card Master Note Trust I, Series 2001-2 (the "Notes"), issued under an Amended and Restated Master Indenture dated as of November 16, 2000 (the "Master Indenture"), between the Issuer and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"), as supplemented by the Indenture Supplement dated as of June 20, 2001 (the "Indenture Supplement"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

The Class A Note Initial Principal Balance is $500,000,000. The Class A Note Principal Balance will be determined from time to time by the Indenture Trustee in accordance with the Indenture.

Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (except for the final distribution in respect of this Class A Note) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class A Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Series 2001-2 Noteholders shall be made by (i) check mailed to each Series 2001-2 Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2001-2 Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2001-2 Note or the making of any notation thereon. Final payment of this Class A Note will be made only upon presentation and surrender of this Class A Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Series 2001-2 Noteholders in accordance with the Indenture.

On any day occurring on or after the date on which the outstanding principal balance of the Series 2001-2 Notes is reduced to 10% or less of the initial outstanding principal balance of the Series 2001-2 Notes, the Issuer shall have the option to redeem the Series 2001-2 Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

This Class A Note does not represent an obligation of, or an interest in, the Transferor, Household Finance Corporation, Household Bank (Nevada), N.A. or any Affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality.

Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

Except as otherwise provided in the Indenture Supplement, the Class A Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Note shall be registered in the Note Register upon surrender of this Class A Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class A Noteholder or such Class A Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations therein set forth, Class A Notes are exchangeable for new Class A Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, Transferor or the Indenture Trustee shall treat the person in whose name this Class A Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, Transferor or the Indenture Trustee shall be affected by notice to the contrary.

THIS CLASS A NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

ASSIGNMENT

Social Security or other identifying number of assignee ______________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________________________________

(name and address of assignee)

the within note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________ ______________________/

Signature Guaranteed:

______________________

REGISTERED $_________

No. R-__ CUSIP NO. __________

Unless this Class B Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Household Credit Card Master Note Trust I or its agent for registration of transfer, exchange or payment, and any note issued is registered in the name CEDE & CO. or in such other name as is requested by an authorized representative of DTC (and any payment is made to CEDE & CO. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, CEDE & CO., has an interest herein.

HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I, SERIES 2001-2

FORM OF CLASS B SERIES 2001-2 FLOATING RATE ASSET BACKED NOTE

Wilmington Trust Company, acting not in its individual capacity, but solely as owner trustee of Household Credit Card Master Note Trust I (herein referred to as the "Issuer" or the "Trust"), a Delaware common law trust governed by an Amended and Restated Trust Agreement dated as of November 16, 2000, for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, the principal sum of $43,807,000, on the Series 2001-2 Final Maturity Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class B Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.

WILMINGTON TRUST COMPANY,
not in its individual capacity, but solely
as Owner Trustee on behalf of the
HOUSEHOLD CREDIT CARD MASTER
NOTE TRUST I

By:

Name:

Title:

Dated: June 20, 2001

INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes described in the within-mentioned Indenture.

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,

as Indenture Trustee

By: ____________________________

Authorized Signatory

HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I, SERIES 2001-2

CLASS B SERIES 2001-2 FLOATING RATE ASSET BACKED NOTE

Summary of Terms and Conditions

This Class B Note is one of a duly authorized issue of Notes of the Issuer, designated as Household Credit Card Master Note Trust I, Series 2001-2 (the "Notes"), issued under an Amended and Restated Master Indenture dated as of November 16, 2000 (the "Master Indenture"), between the Issuer and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"), as supplemented by the Indenture Supplement dated as of June 20, 2001 (the "Indenture Supplement"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

The Class B Note Initial Principal Balance is $43,807,000. The Class B Note Principal Balance will be determined from time to time by the Indenture Trustee in accordance with the Indenture.

Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

On each Distribution Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (except for the final distribution in respect of this Class B Note) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class B Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Series 2001-2 Noteholders shall be made by (i) check mailed to each Series 2001-2 Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2001-2 Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2001-2 Note or the making of any notation thereon. Final payment of this Class B Note will be made only upon presentation and surrender of this Class B Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Series 2001-2 Noteholders in accordance with the Indenture.

On any day occurring on or after the date on which the outstanding principal balance of the Series 2001-2 Notes is reduced to 10% or less of the initial outstanding principal balance of the Series 2001-2 Notes, the Issuer shall have the option to redeem the Series 2001-2 Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

This Class B Note does not represent an obligation of, or an interest in, the Transferor, Household Finance Corporation, Household Bank (Nevada), N.A. or any Affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality.

Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

Except as otherwise provided in the Indenture Supplement, the Class B Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Note shall be registered in the Note Register upon surrender of this Class B Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class B Noteholder or such Class B Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations therein set forth, Class B Notes are exchangeable for new Class B Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, Transferor or the Indenture Trustee shall treat the person in whose name this Class B Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, Transferor or the Indenture Trustee shall be affected by notice to the contrary.

THIS CLASS B NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

ASSIGNMENT

Social Security or other identifying number of assignee ______________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________________________________

(name and address of assignee)

the within note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________ ______________________/

Signature Guaranteed:

______________________

EXHIBIT B

FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
NOTIFICATION TO THE INDENTURE TRUSTEE

______________________________

HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I

SERIES 2001-2

______________________________

The undersigned, a duly authorized representative of Household Finance Corporation ("HFC"), as Servicer pursuant to the Amended and Restated Transfer and Servicing Agreement, dated as of November 16, 2000 (as amended and supplemented from time to time, the "Transfer and Servicing Agreement"), among HFC, Household Receivables Funding, Inc. III ("HRFI"), as Transferor and Household Credit Card Master Note Trust I (the "Trust"), as amended by Amendment No. 1 thereto, dated as of March 23, 2001, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Transfer and Servicing Agreement or the Amended and Restated Master Indenture, dated as of November 16, 2000 (as amended or supplemented from time to time, the "Master Indenture"), between the Trust and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee") as supplemented by the Series 2001-2 Indenture Supplement, dated as of June 20, 2001, between the Trust and the Indenture Trustee (as amended and supplemented from time to time, the "Indenture Supplement"), as applicable.

2. HFC is the Servicer.

3. The undersigned is an Authorized Officer of the Servicer.

I.	INSTRUCTION TO MAKE A WITHDRAWAL

Pursuant to subsection 4.04(a) of the Indenture Supplement, the Servicer does hereby instruct the Indenture Trustee (i) to make withdrawals from the Collection Account on ___________, ____, which date is a Distribution Date under the Indenture Supplement, in the aggregate amounts (equal to the Available Investor Finance Charge and Administrative Collections and Excess Finance Charge and Administrative Collections allocable to Series 2001-2) as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with subsection 4.04(a) of the Indenture Supplement:

A) Pursuant to subsection 4.04(a)(i):
	(1) Class A Monthly Interest for the related Interest Period	$_______

(2) Class A Monthly Interest previously due but not paid	$_______
(3) Class A Additional Interest and any Class A Additional Interest previously due but not paid	$_______
B) Pursuant to subsection 4.04(a)(ii):
(1) Class B Monthly Interest for the related Interest Period	$_______
(2) Class B Monthly Interest previously due but not paid	$_______
(3) Class B Additional Interest and any Class B Additional Interest previously due but not paid	$_______
C) Pursuant to subsection 4.04(a)(iii): If HFC or an Affiliate of HFC is no longer the Servicer,
(1) The Monthly Servicing Fee for such Distribution Date	$_______
(2) Accrued and unpaid Monthly Servicing Fees	$_______
If HFC or an Affiliate of HFC is no longer the Administrator,
(1) The Monthly Servicing Fee for such Distribution Date	$_______
(2) Accrued and unpaid Monthly Servicing Fees	$_______
D) Pursuant to subsection 4.04(a)(iv):
(1) Investor Default Amount for such Distribution Date to be treated as Available Investor Principal Collections	$_______
E) Pursuant to subsection 4.04(a)(v):
(1) Aggregate amount of Investor Charge-offs and Subordinated Principal Collections not previously reimbursed to be treated as Available Investor Principal Collections	$_______
F) Pursuant to subsection 4.04(a)(vi)
(1) Upon an Event of Default and acceleration of the Series 2001-2 Notes the amount of any balance treated as Available Investor Principal Collections	$_______
G) Pursuant to subsection 4.04(a)(vii): If HFC or an Affiliate of HFC is the Servicer,
(1) The Monthly Servicing Fee for such Distribution Date	$_______
(2) Accrued and unpaid Monthly Servicing Fees	$_______
H) Pursuant to subsection 4.04(a)(viii): If HFC or an Affiliate of HFC is the Administrator,
(1) The Monthly Servicing Fee for such Distribution Date	$_______
(2) Accrued and unpaid Monthly Servicing Fees	$_______
I) Pursuant to subsection 4.04(a)(ix):
(1) An amount equal to the amounts to be deposited in the Reserve Account to be deposited in the Reserve Account	$_______
J) Pursuant to subsection 4.04(a)(x):
(1) Excess Finance Charge and Administrative Collections	$_______

Pursuant to subsections 4.04(b) and (c) of the Indenture Supplement, the Servicer hereby instructs the Indenture Trustee (i) to make withdrawals from the Collection Account on ____________, which date is a Distribution Date under the Indenture Supplement, in the aggregate amounts (equal to the Available Investor Principal Collections) as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with subsections 4.04(b) and (c) of the Indenture Supplement:

A) Pursuant to subsection 4.04(b):
(1) Amount equal to the excess of the O/C Amount over the Required O/C Amount	$_______

(2) Amount equal to Available Investor Principal Collections to be treated as Shared Principal Collections	$_______
B) Pursuant to subsection 4.04(c)(i):

During Controlled Accumulation Period, Monthly Principal for such Distribution Date deposited:

(1) into the Principal Funding Account

(2) Amount distributed to the O/C Holder for reduction of the O/C Amount

$________ $________
C) Pursuant to subsection 4.04(c)(ii):
(1) During Early Amortization Period, Monthly Principal for such Distribution Date to Class A Notes until Class A Notes paid in full	$_______
D) Pursuant to subsection 4.04(c)(iii):
(1) After giving effect to clause (C) above, during Early Amortization Period, if any remaining Monthly Principal, to Class B Notes until Class B Notes paid in full	$_______
E) Pursuant to subsection 4.04(c)(iv):
(1) After giving effect to clauses (C) and (D) above, during Early Amortization Period, if any remaining Monthly Principal, to O/C Holder until O/C Amount paid in full.	$_______
F) Pursuant to subsection 4.04(c)(v):
(1) Amount, if any, remaining after giving effect to clauses (B) or (E) above, to be treated as Shared Principal Collections	$_______

Pursuant to Section 4.06 of the Indenture Supplement, the Servicer does hereby instruct the Indenture Trustee to apply on __________, which is a Distribution Date under the Indenture Supplement, any Subordinated Principal Collections for such Distribution Date in amount equal to the lesser of (i) Investor Percentage of all Collections of Principal Receivables received during the preceding Due Period and (ii) the Monthly Subordination Amount for the preceding Due Period in accordance with the priority set forth in clauses (i) through (iii) of Section 4.04(a) of the Indenture Supplement.

II. INSTRUCTION TO MAKE CERTAIN PAYMENTS

Pursuant to Section 5.02 of the Indenture Supplement, the Servicer does hereby instruct the Indenture Trustee or the Paying Agent, as the case may be, to pay in accordance with Section 5.02 of the Indenture Supplement from the Collection Account or the Principal Funding Account, as applicable, on __________, which date is a Distribution Date under the Indenture Supplement, the following amounts as set forth below:

A) Pursuant to subsection 5.02(a):
Interest to be distributed to Class A Noteholders	$__________
B) Pursuant to subsection 5.02(b):
Principal to be distributed to Class A Noteholders	$__________
C) Pursuant to subsection 5.02(c):
Interest to be distributed to Class B Noteholders	$__________
D) Pursuant to subsection 5.02(d):
Principal to be distributed to Class B Noteholders	$__________
E) Pursuant to subsection 5.02(e):
Interest to be distributed to O/C Holder (including amounts, if any, from the Spread Account)	$__________

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this ____ day of ________, _____.

HOUSEHOLD FINANCE CORPORATION

By: _______________________________________

Name:

Title:

FORM OF
MONTHLY SERVICING STATEMENT
(Delivered pursuant to subsection 5.03 (a)
of the Indenture Supplement

HOUSEHOLD FINANCE CORPORATION
HOUSEHOLD RECEIVABLES FUNDING INC. III

HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I
Class A and Class B Notes, Series 2001-2

This Certificate relates to the Distribution Date occurring on ______ __, 200_

1.		Pool One Information.

(a)		The aggregate amount of Collections processed for the Due Period preceding such Distribution Date was equal to ....................................................$______

(b)		The aggregate amount of such Collections with respect to Principal
Receivables for the Due Period preceding such Distribution Date was equal to .................................................................................................................$______
	(i)	The total payment rate, [ ( (b) + (c)(ii) + (c)(iii) ) / (f) ], is .................................$______

(c)		The aggregate amount of such Collections with respect to Finance
Charge and Administrative Receivables for the Due Period preceding such Distribution Date was equal to ....................................................................$______

	(i)	The gross cash yield, [ ((ii)+(iii)+(iv)+(v)) * 12 / (f) ], is ..................................$______

	(ii)	The amount of such aggregate with respect to Finance Charge was equal to......$______

	(iii)	The amount of such aggregate with respect to fees was equal to.........................$______

	(iv)	The amount of such aggregate with respect to Interchange was equal to............$______

	(v)	The amount of such aggregate with respect to other recoveries was equal to.....$______

	(vi)	The amount of such aggregate with respect to principal recoveries was equal to was equal to ...................................................................................$______

(d)		The Gross Defaulted Amount for the preceding Due Period is..........................$______
	(i)	The annualized default rate, (d) *12 / (f), is

	(ii)	The annualized net default rate, [(d)-(c)(vi)] *12 / (f), is ............................................

(e)		The Portfolio Yield for such Distribution Date [c(i) - d(ii)] .......................................

(f)		The total amount of Principal Receivables in Pool One at the beginning of the preceding Due Period or, if there were Additions or Removals during the Due
Period, the average balance for such Due Period is equal to .....................................

(g)		The total amount of Principal Receivables in Pool One as of the last day of the preceding Due Period is .......................................................................

(h)		The total amount of Principal Receivables in Pool One at the beginning of the preceding Due Period ..............................................................................

(i)		The total amount of Finance Charge and Administrative Receivables in
Pool One as of the last day of the preceding Due Period is ....................

(j)		The aggregate outstanding gross balance of the Accounts which were one payment (1-29 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to ..................

(k)		The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to ..................

(l)		The aggregate outstanding gross balance of the Accounts which were three or more payments (60+ days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to ..................

2.		Series 2001-2 Information

(a)		The average rate (the weighted average Class A Note Interest Rate and Class B
Note Interest Rate reduced to take into account any payments made pursuant to interest rate agreements, if any ) is equal to .........................................................

(b)		Total investor Collections is equal to .....................................................

(c)		Investor Principal Collections is equal to ...............................................

(d)		The Floating Investor Percentage for the Due Period preceding such
Distribution Date was equal to ..................................................................................

(e)		Investor Finance Charge and Administrative Collections is equal to ...........

(f)		Investor Defaulted Amount is equal to ...........................................................

(g)		The Monthly Servicing Fee is equal to ...........................................................

(h)		The Monthly Administration Fee is equal to ............................................................

(i)		The Series Portfolio Yield for the Due Period preceding such
Distribution Date was equal to ..............................................................................

3.		Determination of Monthly Interest

(a)		The number of days in the Interest Period is equal to ...............................................

(b)		Class A Note Principal Balance - Average for Interest Period..............................

(c)		The Class A Note Interest Rate for the Interest Period with respect to such Distribution Date is equal to ..........................................................................

(d)		Class A Monthly Interest is equal to ....................................................................

(e)		Class B Note Principal Balance - Average for Interest Period..............................

(f)		The Class B Note Interest Rate for the Interest Period with respect to such Distribution Date is equal to ......................................................................

(g)		Class B Monthly Interest is equal to ....................................................................

4.		Application of Available Funds

	(a)	Available Investor Finance Charge and Administrative Collections

	(i)	The amount of Class A Monthly Interest for such Distribution Date is equal to................................................................................................................

The amount of any Class A Monthly Interest previously due but not distributed on a prior Distribution Date is equal to .............................................

The amount of Class A Additional Interest for such Distribution Date is equal to .......................................................................................................

The amount of any Class A Additional Interest previously due but not distributed on a prior Distribution Date is equal to................................................

	(ii)	The amount of Class B Monthly Interest for such Distribution Date is equal to...................................................................................................................

The amount of any Class B Monthly Interest previously due but not distributed on a prior Distribution Date is equal to....................................................

The amount of Class B Additional Interest for such Distribution Date is equal to................................................................................................................

The amount of any Class B Additional Interest previously due but not distributed on a prior Distribution Date is equal to...................................................

(iii)
	(A)	If HFC or an Affiliate of HFC is no longer the Servicer, the Monthly Servicing Fee ...

	(B)	If HFC or an Affiliate of HFC is no longer the Administrator, the Monthly
Administration Fee is equal to ...............................................................

	(iv)	The Investor Defaulted Amount for such Distribution Date is equal to ..................

	(v)	The aggregate amount of Investor Charges and the amount of Subordinated
Principal Collections which have not been previously reimbursed is equal to ..........

	(vi)	After an Event of Default and the acceleration of the Maturity of the Notes, the amount treated as Available Investor Principal Collections..........................................

	(vii)	If HFC or an Affiliate of HFC is the Servicer, the Monthly Servicing Fee
for such Distribution Date ..........................................................

If HFC or an Affiliate of HFC is the Servicer, the Monthly Servicing Fee due
but not paid for a prior Distribution Date ................................................................

	(viii)	If HFC or an Affiliate of HFC is the Administrator, the Monthly Administration Fee
for such Distribution Date is equal .......................................................................

If HFC or an Affiliate of HFC is the Servicer, the Monthly Servicing Fee due
but not paid for a prior Distribution Date ................................................................

	(ix)	The amount deposited into the Reserve Account

	(x)	The balance, if any, to be distributed to the Transferor .............................................

5.		Other Information

	(a)	The Fixed Investor Percentage is equal to ............................................................

	(b)	The Series 2001-2 Principal Shortfall is equal to ...............................................

	(c)	The Pool One Share Principal Collections are equal to ............................................

	(d)	The total amount to be distributed to Class A Noteholders on such Distribution Date in payment of principal is equal to.......................................

	(e)	The total amount to be distributed to Class B Noteholders on such Distribution Date in payment of principal is equal to......................................

	(f)	the total amount to be distributed to the O/C Holder
for reduction of the O/C Amount.......................................... ..................................

	(g)	The Subordinated Principal Collections with respect to such
Distribution Date is equal to...................................................................................

	(h)	The amount applied at 4.04(a)(v) to reimburse previous Subordinated
Principal Collections. ..........................................................................

	(i)	The amount of Investor Charge-Offs for such Distribution
Date is equal to........................................................................................................

	(j)	The total amount of reimbursements of Investor Charge-Offs
for such Distribution Date is equal to.....................................................................

	(k)	The Invested Amount at the close of business on such
Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to.................................................................

	(l)	The Class A Note Principal Balance at the close of business on such
Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to..............................................................

	(m)	The Class B Note Principal Balance at the close of business on such
Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to................................................................

	(n)	The O/C Amount at the close of business on such Distribution Date (after giving effect to all payments and all adjustments on such Distribution Date) will be equal to..........

	(o)	Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee and funding of investor default amounts) prior to making distributions on such Distribution Dates is equal to ........

	(p)	The total amount to be distributed from the Collection Account to the Transferor on such Distribution Date (after taking into consideration the amounts which have been netted with respect to all Series against deposits to the Collection
Account) is equal to................................................................................................

	(q)	Total amount to be distributed from the Collection Account to the
Servicer in respect of the unpaid Monthly Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this
Series against deposits to the Collection Account) is equal to................................

HOUSEHOLD FINANCE CORPORATION

HOUSEHOLD RECEIVABLES FUNDING INC. III

HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I

Class A and Class B Notes,

The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the "Servicer"), pursuant to the Amended and Restated Transfer and Servicing Agreement, dated as of November 16, 2000 (the "Transfer and Servicing Agreement"), by and among Household Receivables Funding, Inc. III, as Transferor, the Servicer, and Wilmington Trust Company, as Owner Trustee, as amended by Amendment No. 1 thereto, dated as of March 23, 2001, does hereby certify with respect to the information set forth below as follows:

Capitalized terms used in this Certificate shall have the respective meanings set forth in the Transfer and Servicing Agreement.

Household Finance Corporation is, as of the date hereof, the Servicer under the Transfer and Servicing Agreement.

The undersigned is a Servicing Officer.

This Certificate relates to the Distribution Date occurring on ________ __, 200_.

As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Transfer and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Transferor and Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable, insert "None".

As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Indenture ( or, if there is a Lien, such Lien consists of : ____________________________________________).

The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer and the Noteholders are all in accordance with the requirements of the Transfer and Servicing Agreement, Master Indenture and Indenture Supplement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ___ day of _____, 200_.

HOUSEHOLD FINANCE CORPORATION

as Servicer,

Servicing Officer